As filed with the Securities and Exchange Commission on April 23, 2007
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 23, 2007
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State of Incorporation)
1-6523
(Commission File Number)
56-0906609
(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina
(Address of Principal Executive Offices)
28255
(Zip Code)
704.386.5681
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On April 23, 2007, Bank of America Corporation (the “Registrant”) announced it signed a Purchase and Sale Agreement (the “Purchase Agreement”) dated as of April 22, 2007 with ABN AMRO Bank N.V. to purchase ABN AMRO North America Holding Company, the holding company for LaSalle Bank Corporation, including its subsidiaries LaSalle Bank N.A. and LaSalle Bank Midwest N.A. The Purchase Agreement has been approved by the Board of Directors of the Registrant and the supervisory Board of ABN AMRO Holdings N.V., and is subject to customary closing conditions, including regulatory approvals. Closing is expected late in the fourth quarter of 2007 or early in the first quarter of 2008. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
          (c)     Exhibits.
                    The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
99.1	Press Release dated April 23, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
	By:	/s/ Teresa M. Brenner
Teresa M. Brenner
Dated: April 23, 2007		Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated April 23, 2007